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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    July 13, 2007
                                                --------------------------------
                                RPM TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                   000-31291                36-4391958
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(State or other jurisdiction (Commission File Number)     (IRS Employer
of incorporation)                                         Identification No.)

9981 West 190th St., Suite C, Mokena, Illinois              60448
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:         (708) 479-0057
                                                   -----------------------------

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            (Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01.      Entry Into a Material Definitive Agreement.

        Securities Purchase Agreement dated as of July 13, 2007 between RPM Technologies, Inc. and Laurus Master Fund Ltd.

        On July 13, 2007, RPM Technologies, Inc. (the "Company") and Laurus Master Fund, Ltd. ("Laurus") executed a Securities Purchase Agreement dated July 13, 2007 that provides for the issuance by the Company of a Secured Term Note in the aggregate principal amount of $710,000 and the issuance of a Common Stock Purchase Warrant to purchase up to 8,000,000 shares of Common Stock in exchange for aggregate consideration of $710,000 in cash.

        The Securities Purchase Agreement includes customary terms, conditions, representations, warranties, covenants and agreements, including information delivery requirements and covenants regarding the issuance of additional securities. The Securities Purchase Agreement also provides for a right of first refusal on the part of Laurus in connection with subsequent financings that may be conducted by the Company.

        Secured Term Note dated July 13, 2007 in favor of Laurus Master Fund,
        Ltd.

        The Secured Term Note (the "Note") is due June 19, 2009 and accrues interest at the per annum rate of the Prime Rate plus 3%. Accrued interest on the Note is payable in arrears commencing July 13, 2007 and principal is payable commencing June 1, 2008 in the amount of $59,167 per month with the balance of all amounts owed payable upon maturity of the Note. The Company may prepay all or a portion of the Note without bonus or penalty. The Note includes customary events of default. In the event of a default, the Company is to pay additional interest at a rate of 2% per month on all outstanding amounts owed under the Note. In addition, in the event of a default, Laurus is entitled to accelerate all obligations under the Note and require that the Company pay 110% of the outstanding principal amount plus accrued and unpaid interest and all other amounts owed under the Note. The Note also includes customary terms, conditions, covenants and agreements.

        Common Stock Purchase Warrant issued July 13, 2007 to Laurus Master Fund, Ltd.

        The Common Stock Purchase Warrant (the "Warrant") is exercisable into an aggregate of up to 8,000,000 shares of Common Stock in the amount of 4,800,000 shares at an exercise price of $0.01 per share, 800,000 shares at an exercise price of $0.02 per share, 800,000 shares at an exercise price of $0.03 per share, 800,000 shares at an exercise price of $0.04 per share, and 800,000 shares at an exercise price of $0.05 per share for an aggregate exercise price of $160,000. The Warrant also includes customary terms, conditions, covenants and agreements, including a net exercise provision for the cashless exercise of the Warrant in the event that the shares underlying the Warrant are not registered for resale within the time periods required under the Registration Rights Agreement, as described further below.

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        Amended and Restated Registration Rights Agreement dated as of July 13,
        2007 between RPM Technologies, Inc. and Laurus Master Fund, Ltd.

        The Amended and Restated Registration Rights Agreement provides that the Company shall register for resale the shares of Common Stock underlying the Warrant (and the Warrant previously issued to Laurus on June 19, 2006 for the purchase of up to 3,750,000 shares of Common Stock at a fixed exercise price of $0.001 per share). The registration obligations require, among other things, that the Company file an initial registration statement with the Securities and Exchange Commission no later than 60 days from the issuance date of the Warrant and cause the registration statement to be declared effective no later than 120 days from such date. The Company is required to pay all registration expenses, including up to $15,000 for Laurus' legal counsel fees. The Amended and Restated Registration Rights Agreement also includes customary terms, conditions, covenants and agreements.

        Restricted Account Agreement dated July 13, 2007 by and among North Fork Bank, RPM Technologies, Inc. and Laurus Master Fund, Ltd.

        The Restricted Account Agreement provides that the amount of $679,000, which represents the proceeds from the loan financing, less loan fees in the amount of $31,000, will be deposited into a restricted account as security for the Company's obligations under the Securities Purchase Agreement and related agreements. Laurus may submit a release notice to North Fork Bank in its discretion, following which North Fork Bank is to promptly release the funds stipulated in the release notice as directed by Laurus.

        Restricted Account Side Letter dated July 13, 2007 between RPM Technologies, Inc. and Laurus Master Fund, Ltd.

        The Restricted Account Side Letter provides that Laurus is to deliver a release notice to North Fork Bank to pay outstanding obligations owing by the Company to Laurus under the Securities Purchase Agreement and related agreements as well as the Company's previous Securities Purchase Agreement and related agreements with Laurus entered into in June 2006 covering a loan of $3.0 million from Laurus to the Company. Under the Restricted Account Side Letter, following complete satisfaction of all such obligations, Laurus is to instruct North Fork Bank to release any funds remaining in the restricted account to the Company.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

        On July 13, 2007, the Company consummated a loan financing transaction with Laurus as described above under Item 1.01. The disclosures contained in
Item 1.01 of this Report on Form 8-K are incorporated herein by reference.

Item 3.02.      Unregistered Sales of Equity Securities.

        As described in Item 1.01 above, on July 13, 2007, the Company issued to Laurus a Warrant to purchase an aggregate of 8,000,000 shares of Common Stock. The disclosures contained in Item 1.01 of this Report on Form 8-K with respect to this issuance are incorporated herein by reference.

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        Exemption from the registration provisions of the Securities Act of 1933 for the transactions described above is claimed under Section 4(2) of the Securities Act of 1933, among others, on the basis that such transactions did not involve any public offering and the purchasers were accredited investors and had access to the kind of information registration would provide. Appropriate investment representations were obtained, and the securities were or will be issued with restricted securities legends.

Item 9.01.      Financial Statements and Exhibits.

        (a)     Financial Statements of Businesses Acquired.
                --------------------------------------------
                None.

        (b)     Pro Forma Financial Information.
                --------------------------------
                None.

        (c)     Exhibits.
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                Number     Description
                ------     -----------

                10.1 Securities Purchase Agreement dated July 13, 2007 between RPM Technologies, Inc. and Laurus Master Fund Ltd.

                10.2 Secured Term Note dated July 13, 2007 in favor of Laurus Master Fund, Ltd.

                10.3 Common Stock Purchase Warrant issued July 13, 2007 to Laurus Master Fund, Ltd.

                10.4 Amended and Restated Registration Rights Agreement dated July 13, 2007 between RPM Technologies, Inc. and Laurus Master Fund, Ltd.

                10.5 Restricted Account Agreement dated July 13, 2007 by and among North Fork Bank, RPM Technologies, Inc. and Laurus Master Fund, Ltd.

                10.6 Restricted Account Side Letter dated July 13, 2007 between RPM Technologies, Inc. and Laurus Master Fund, Ltd.

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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 17, 2007                       RPM TECHNOLOGIES,INC.


                                           By:  /S/ RANDY ZYCH
                                           -----------------------
                                           Randy Zych, Chief Executive Officer

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                           EXHIBITS FILED WITH THIS REPORT

        Number     Description
        ------     -----------

        10.1 Securities Purchase Agreement dated July 13, 2007 between RPM Technologies, Inc. and Laurus Master Fund Ltd.

        10.2 Secured Term Note dated July 13, 2007 in favor of Laurus Master Fund, Ltd.

        10.3 Common Stock Purchase Warrant issued July 13, 2007 to Laurus Master Fund, Ltd.

        10.4 Amended and Restated Registration Rights Agreement dated July 13, 2007 between RPM Technologies, Inc. and Laurus Master Fund, Ltd.

        10.5 Restricted Account Agreement dated July 13, 2007 by and among North Fork Bank, RPM Technologies, Inc. and Laurus Master Fund, Ltd.

        10.6 Restricted Account Side Letter dated July 13, 2007 between RPM Technologies, Inc. and Laurus Master Fund, Ltd.

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